UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 12, 2010

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                Maryland                                        1-11533                                      74-2123597

 (State or Other Jurisdiction           (Commission File Number)                    (IRS Employer

          of Incorporation)                                                                               Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 Pages

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 12, 2010, the Company's Board of Directors, upon the recommendation of the Compensation Committee, established performance goals and related individual equity and cash incentive awards in connection with the "FOCUS" Plan, the Company's three-year operating plan that began July 1, 2010.

The performance goals were developed by the Compensation Committee with the assistance of a nationally recognized consulting firm.

Adoption of FOCUS Plan Long-Term Equity Incentive

On July 12, 2010, the Board of Directors approved 345,120 FOCUS Plan long-term equity incentive awards to officers of the Company, including awards to the Company's named executive officers.  The long-term equity incentive awards consist of 25,380 time-based awards, 179,314 performance-based awards subject to an absolute total return goal, and 140,426 performance-based awards subject to a relative total return goal.

The time-based awards were granted July 12, 2010 and will vest 25% on each of July 1, 2011, 2012, 2013 and 2014.  The performance-based awards are contingent on the Company meeting goals for compounded annual total return to stockholders ("TRS") set by the Compensation Committee over the three year period beginning July 1, 2010.  The performance goals are based upon (i) the Company's absolute compounded annual TRS; and (ii) the Company's absolute compounded annual TRS relative to the compounded annual return of the MSCI US REIT Index calculated on a gross basis ("RMS"), as follows:

	Threshold	Target	Maximum
Absolute Return Goal	10%	12%	14%
Relative Return Goal	RMS + 100 bps	RMS + 200 bps	RMS + 300 bps

With respect to the absolute return goal, 15% of the award is earned if the Company achieves threshold performance and a cumulative 60% is earned for target performance.  With respect to the relative return goal, 20% of the award is earned if the Company achieves threshold performance and a cumulative 55% is earned for target performance.  In each case, 100% of the award is earned if the Company achieves maximum performance or better.  To the extent actually earned, the performance-based awards will vest 50% on each of July 15, 2013 and 2014.  All awards of equity will be under and in accordance with the Company's 2010 Omnibus Equity Incentive Plan, as amended (the "Incentive Plan") and will be governed by individual award agreements.  The Company's stockholders approved the Incentive Plan at the Company's 2010 Annual Meeting of Stockholders.  The Incentive Plan was filed as Exhibit 10.1 to the Company's current report on Form 8-K filed with the SEC on May 18, 2010.  The Form of Restricted Stock Award Agreements for the performance-based awards and time-based awards are attached hereto as Exhibit 10.1, 10.2 and 10.3 and are incorporated by reference.

Page 2 of 4 Pages

The FOCUS Plan long-term equity incentive awards that the Company's named executive officers are eligible to receive are as follows:

Name	FOCUS Plan Performance-Based Awards Estimated Future Payouts (# of restricted shares)			FOCUS Plan Time-Based Awards
	Threshold	Target	Maximum
Steven G. Rogers Absolute Return Goal.......... Relative Return Goal (1).....	4,542 4,758	18,165 13,083	30,274 23,786	5,940
William R. Flatt Absolute Return Goal.......... Relative Return Goal (1).....	3,105 3,240	12,420 8,910	20,700 16,200	2,700
Richard G. Hickson IV Absolute Return Goal.......... Relative Return Goal (1).....	3,105 3,240	12,420 8,910	20,700 16,200	2,700
Mandy M. Pope Absolute Return Goal.......... Relative Return Goal (1).....	1,863 1,944	7,452 5,346	12,420 9,720	1,620
James M. Ingram Absolute Return Goal.......... Relative Return Goal (1).....	1,863 1,944	7,452 5,346	12,420 9,720	1,620

__________

(1)        The number of shares earned with respect to the relative return goal will be reduced by 50 percent if the Company's absolute compounded annual TRS for the performance period is zero or a negative number notwithstanding the fact that the Company exceeds the threshold, target or maximum goal relative to the compounded annual return of the RMS.

Adoption of FOCUS Plan Long-Term Cash Incentive

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The FOCUS Plan also includes a long-term cash incentive that was designed to reward significant outperformance over the three year period beginning July 1, 2010.  The performance goals for actual payment under the long-term cash incentive will require the Company to (i) achieve an absolute compounded annual TRS that exceeds 14% AND (ii) achieve an absolute compounded annual TRS that exceeds the compounded annual return of the RMS by at least 500 basis points.  Notwithstanding the above goals, in the event the Company achieves an absolute compounded annual TRS that exceeds 19%, then the Company must achieve an absolute compounded annual TRS that exceeds the compounded annual return of the RMS by at least 600 basis points.  The aggregate amount of the cash incentive earned would increase with corresponding increases in the absolute compounded annual TRS achieved by the Company.  There will be a cap on the aggregate cash incentive earned in the amount of $7,110,000.  Achievement of the maximum cash incentive would equate to an absolute compounded annual TRS that approximates 23%, provided that the absolute compounded annual TRS exceeds the compounded annual return of the RMS by at least 600 basis points.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the FOCUS Plan Long-Term Cash Incentive and Participation Agreement, copies of which are filed as Exhibit 10.4 and 10.5 to this Form 8-K.

To the extent actually earned, the cash incentive awards will be paid 50% on each of July 15, 2013 and 2014.

The FOCUS Plan long-term cash incentive awards that the Company's named executive officers are eligible to receive are as follows:

Name	Percent of Aggregate Cash Incentive Earned	Maximum Cash Incentive
Steven G. Rogers	22%	$1,564,200
William R. Flatt	10%	711,000
Richard G. Hickson IV	10%	711,000
Mandy M. Pope	6%	426,600
James M. Ingram	6%	426,600

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

10.1*   Form of Restricted Share Agreement for FOCUS Plan Time-Based Awards.

10.2*   Form of Restricted Share Agreement for FOCUS Plan Performance-Based Awards (Absolute Return Goal).

10.3*   Form of Restricted Share Agreement for FOCUS Plan Performance-Based Awards (Relative Return Goal).

10.4*   Parkway Properties, Inc. FOCUS Plan Long-Term Cash Incentive.

10.5*   Parkway Properties, Inc. FOCUS Plan Long-Term Cash Incentive Participation Agreement

*Identifies a compensatory plan required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 15, 2010

                                                                                                                            PARKWAY PROPERTIES, INC.

                                                                                                                        By: /s/ Mandy M. Pope

                                                                                                                        Mandy M. Pope

                                                                                                Executive Vice President and Chief Accounting Officer Page 4 of 4 Pages